Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Myovant Sciences Ltd. (the “Company”) for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lynn Seely, Principal Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to her knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2017	By:	/s/ Lynn Seely
Lynn Seely
Principal Executive Officer